UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND, INC

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Global Strategic Income Trust

October 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 24, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the “Fund”) for the annual reporting period ended October 31, 2007. On August 2, 2007, the Board of Directors (the “Board”) of the Fund approved certain changes to the Fund’s investment policies including (i) removing the requirement that the Fund invest at least 65% of its net assets in investment-grade securities and (ii) increasing the Fund’s permissible investments in below investment-grade securities from 35% to 50%. These changes are intended to enable the Fund to provide greater diversification within its risk/return framework over full market cycles. To reflect the Fund’s absolute return strategy, the Board approved a change of the Fund’s name to AllianceBernstein Diversified Yield Fund. These changes became effective on November 5, 2007. AllianceBernstein Diversified Yield Fund is an Absolute Return Fund, a choice for investors designed to seek a return premium over cash across market cycles, with moderate average volatility or risk, by employing a dynamic risk allocation.

Investment Objective and Policies

This open-end Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests in fixed-income securities of U.S. and non-U.S. companies and U.S. government and non-U.S. government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund’s investments in U.S. government securities and other fixed-income securities may include mortgage-related securities, other asset backed securities, inflation-protected securities and zero coupon securities. The Fund may make use of borrowings for investment purposes. The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment-grade securities, such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Lehman Brothers (LB) Global Aggregate Index (hedged to the U.S. dollar, “USD”) for the six- and 12-month periods ended October 31, 2007. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Sector Income Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	1

investment objectives to the Fund, although some may have different investment policies and sales and management fees. For an additional comparison, returns for the Three-Month London Interbank Offering Rate (LIBOR), are also included.

The Fund’s Class A shares without sales charges outperformed both the benchmark and the Lipper Average for the 12-month period ended October 31, 2007. In January of 2007, proceeds were received and credited to the Fund resulting from the WorldCom class action settlement. The addition of these proceeds was a significant contributor to the Fund’s outperformance for the 12-month reporting period. Without receipt of monies from this settlement, the Fund would have underperformed its benchmark.

The Fund’s exposure to local emerging market debt, corporate high yield and non-U.S. currencies also added to the Fund’s outperformance for the 12-month reporting period. The Fund’s underweight to Europe and the U.K. contributed to the outperformance as well for the same reporting period.

The Fund’s Class A shares without sales charges underperformed both the benchmark and the Lipper Average for the six-month period ended October 31, 2007. Even though the Fund’s overall risk exposure for the six-month period was modest, a broad liquidity crunch stemming from the U.S. subprime mortgage crisis led to falling government bond yields and widening spreads across all fixed-income markets.

The Fund’s exposure to subprime mortgage-related asset-backed securities (ABS), collateralized debt obligations (CDOs) and Alt-A mortgage securities detracted from the Fund’s performance for the six-month period. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.) The Fund’s positions in high-yield bank loans, investment- grade corporate bonds and emerging- market debt securities also detracted from performance. The Fund’s exposure to foreign currencies, however, partly offset the above detractors.

Market Review and Investment Strategy

Volatility has returned to the capital markets, as the credit crisis in the U.S. subprime mortgage market has spilled over—in the form of a liquidity crunch—into other sectors, asset classes and even in the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Serious delinquencies in the U.S. subprime mortgage loans market began to climb in early 2007, with the most recent loans—those that originated in 2006 and 2007—experiencing delinquencies at an unprecedented rate. As a result, cumulative loan losses began to rise as well. Many subprime mortgage lenders went bankrupt or otherwise closed their doors, making refinancing impossible for many homeowners, thus all but ensuring losses. Securitizations of subprime debt—whether in

2	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

the form of ABS or CDOs—also dried up with vanished investor demand, draining liquidity out of these markets. Despite AAA and AA ratings, subprime mortgage-backed ABS and Alt-A mortgage securities saw significant price deterioration.

Central banks—including the European Central Bank, the U.S. Federal Reserve (the “Fed”), the Bank of Japan, the Bank of Canada and the Reserve Bank of Australia—responded by injecting liquidity into the markets via inexpensive loans to other banks. In addition, the Fed also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease in September of 2007 and an additional rate cut of 25 basis points in October of 2007 and aimed to restore confidence in the financial markets, as well as put the U.S. economy on firmer footing.

Most global bond returns hedged to the USD were generally tepid at the beginning of 2007, as the tightening trend among global central banks in developed economies continued and the Euro area, U.K. and Japan all raised their official rates. Conversely, global government bonds rallied late in the flight to quality.

For the 12-month period under review, global bonds hedged to the USD returned 4.33%, with 3.79% of that return being earned in the final four months of the 12-month reporting period. Both U.S. Treasuries and Japanese securities outperformed, with returns of 5.91% and 7.43%, respectively, while the Euro area and the U.K. underperformed, with returns of 2.33% and 0.16%, respectively. Robust growth and interest rate hikes in both Europe and the U.K. during the 12-month reporting period dampened government returns in both regions.

The emerging market dollar debt class posted a solid return of 8.07%, supported by solid global growth, strong investor demand and ample financial-market liquidity. Emerging market debt in local currency terms, unhedged to the USD, was significantly stronger than U.S. dollar-denominated debt. Local currency emerging-market debt overall returned 19.78% for the 12-month reporting period due to strong local currencies and falling interest rates. Brazil and Turkey, two of the Fund’s largest local currency holdings, significantly outperformed, posting strong returns of 37.33% and 60.40%, respectively. The Brazilian real excelled versus the U.S. dollar and enhanced the gains from the Fund’s longstanding overweight in Brazil. Dollar-denominated Brazilian sovereign securities benefited from the ongoing strength in economic fundamentals, as well as the growing investor recognition that Brazil would continue to retire external debt. Lastly, the appreciation of the Turkish lira during the reporting period magnified the positive impact of political and economic news on Turkish debt prices. As one of the world’s strongest currencies versus the U.S. dollar, the Turkish lira served to boost Turkish bond returns in dollar terms.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	3

Subprime mortgage weakness and a deteriorating housing market all weighed on spread sectors, including corporate bonds. Within the corporate sector, global investment-grade corporates returned 3.22% and global high-yield corporates returned 6.45%. The first half of the reporting period saw strong and consistent returns for high-yield supported by a low-default risk environment, strong investor demand for yield and a decline in new securities issuance. The second half of the 12-month period saw a pullback in investment risk taking as subprime and liquidity concerns rose resulting in significant spread widening. By industry, home construction and real estate-related sectors fared the worst for both high-grade and high-yield. For 2007, global high-yield spreads widened 89 basis points to end the period at 379 basis points over neutral-duration Treasuries, while global investment-grade corporates widened 44 basis points to end the year at 115 basis points over neutral-duration Treasuries. High-yield securities modestly outperformed Treasuries for 2007 in duration-neutral terms while investment-grade corporates underperformed. High-yield bank loan debt returned 4.68% for the year.

As spreads widened, the Global Fixed Income Investment Team and Global Credit Investment Team (the “Teams”) identified more opportunities within the corporate sector, especially A- and AA-rated banks and brokers. Consequently, the Fund has increased exposure in both the investment-grade and high-yield corporate debt markets. Other strategies include holding substantial positions in high-yield bank loans and mortgages as well as in U.S. dollar-denominated and local-currency emerging-market debt and underweighting the U.S. dollar in favor of a basket of non-U.S. currencies. The Teams will also employ the strategy of exposing the Fund to government-debt in the U.S. and Japan, partially offset by short positions in the Euro area, U.K. and Canada.

4	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) nor the unmanaged Three-Month LIBOR reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the LB U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The Three-Month LIBOR is one of the most widely-used interest rates in the fixed-income universe. It is often the base for bond issues from corporates and countries, both fixed- and floating-rate notes. The Three-Month LIBOR is also the key rate for the floating-rate leg of interest rate swaps. Eurodollar futures, the most traded futures in the world, are based on Three-Month LIBOR. The Lipper Multi-Sector Income Funds Average consisted of 134 funds and 123 funds for the six- and 12-month periods ended October 31, 2007, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and may invest up to 50% of its assets in below-investment-grade securities which may present greater risk. The Fund may invest in high yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. The Fund may use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Strategic Income Trust†
Class A	0.65%	8.60%

Class B	0.37%	7.77%

Class C	0.29%	7.69%

Advisor Class*	0.88%	8.89%

Class R*	0.42%	8.16%

Class K*	0.62%	8.46%

Class I*	0.82%	8.92%

Lehman Brothers Global Aggregate Bond Index (USD Hedged)	2.41%	4.33%

Lipper Multi-Sector Income Funds Average	1.56%	6.49%

Three-Month LIBOR	2.77%	5.54%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit:

    http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/97 TO 10/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Strategic Income Trust Class A shares (from 10/31/97 to 10/31/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2007
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			3.91%
1 Year	8.60%	4.01%
5 Years	8.94%	8.01%
10 Years	5.62%	5.16%

Class B Shares			3.32%
1 Year	7.77%	3.77%
5 Years	8.20%	8.20%
10 Years	5.18%	5.18%

Class C Shares			3.37%
1 Year	7.69%	6.69%
5 Years	8.17%	8.17%
10 Years	4.88%	4.88%

Advisor Class Shares†			4.40%
1 Year	8.89%	8.89%
5 Years	9.30%	9.30%
Since Inception*	5.86%	5.86%

Class R Shares†			3.92%
1 Year	8.16%	8.16%
Since Inception*	5.46%	5.46%

Class K Shares†			4.17%
1 Year	8.46%	8.46%
Since Inception*	5.76%	5.76%

Class I Shares†			4.42%
1 Year	8.92%	8.92%
Since Inception*	6.13%	6.13%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.78%, 2.50%, 2.49%, 1.49%, 2.03%, 1.80% and 1.46% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers extend through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.

*	Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2007.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	4.20%
5 Years	8.14%
10 Years	4.91%

Class B Shares
1 Year	3.98%
5 Years	8.28%
10 Years	4.92%

Class C Shares
1 Year	7.02%
5 Years	8.30%
10 Years	4.62%

Advisor Class Shares†
1 Year	9.22%
5 Years	9.40%
Since Inception*	5.87%

Class R Shares†
1 Year	8.47%
Since Inception*	5.51%

Class K Shares†
1 Year	8.78%
Since Inception*	5.81%

Class I Shares†
1 Year	9.11%
Since Inception*	6.19%

*	Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007		Ending Account Value October 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,006.53	$1,018.50	$6.73	$6.77
Class B	$1,000	$1,000	$1,002.60	$1,014.57	$10.65	$10.71
Class C	$1,000	$1,000	$1,002.87	$1,014.82	$10.40	$10.46
Advisor Class	$1,000	$1,000	$1,008.84	$1,020.16	$5.06	$5.09
Class R	$1,000	$1,000	$1,005.35	$1,017.59	$7.63	$7.68
Class K	$1,000	$1,000	$1,006.15	$1,017.95	$7.28	$7.32
Class I	$1,000	$1,000	$1,008.19	$1,020.06	$5.16	$5.19
*	Expenses are equal to the classes’ annualized expense ratios of 1.33%, 2.11%, 2.06%, 1.00%, 1.51%, 1.44% and 1.02%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mill): $96.8

*	All data are as of October 31, 2007. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” Security Type weightings represent 0.5% or less in the weightings in the following security types: Home Equity Loans - Fixed Rate, Other Floating Rate and Municipal Bonds. “Other” country weightings represent less than 0.7% weightings in the following countries: Brazil, Indonesia and Panama.

10	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Principal Amount (000)		U.S. $ Value

SOVEREIGNS – 23.8%
Australia – 3.0%
Government of Australia
Series 909
7.50%, 9/15/09	AUD	2,988	$2,852,209

Brazil – 0.4%
Republic of Brazil
8.25%, 1/20/34	US$	331	428,645

Hungary – 0.8%
Hungary Government Bond
Series 13/D
6.75%, 2/12/13	HUF	141,710	817,741

Indonesia – 0.5%
Indonesia Rupiah Credit Linked Note
12.90%, 6/17/22	IDR	3,656,000	490,960

Japan – 8.1%
Japan Government Five Year Bond
Series 32
0.70%, 9/20/08	JPY	908,100	7,873,223

New Zealand – 1.5%
New Zealand Government Bond
Series 708
6.00%, 7/15/08	NZD	1,880	1,437,548

Panama – 0.4%
Republic of Panama
9.625%, 2/08/11	US$	375	421,875

Peru – 0.8%
Peru Bono Soberano
8.20%, 8/12/26	PEN	14	5,618
12.25%, 8/10/11		600	241,416
Peru Government International Bond
Series 20YR
6.438%, 3/07/17(a)	US$	297	296,058
Republic of Peru
7.35%, 7/21/25		200	230,000

			773,092

Russia – 0.7%
Russian Ministry of Finance
Series VII
3.00%, 5/14/08		702	692,382

Sweden – 5.8%
Government of Sweden
Series 1043
5.00%, 1/28/09	SEK	34,970	5,564,767

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	11

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

United Kingdom – 1.8%
United Kingdom Gilt
5.00%, 3/07/08	GBP	74	$154,419
7.25%, 12/07/07		753	1,567,514

			1,721,933

Total Sovereigns (cost $21,763,658)			23,074,375

CORPORATES – 15.0%
Canada – 0.2%
Abitibi-Consolidated, Inc.
6.00%, 6/20/13(b)	US$	275	202,125

Ireland – 1.0%
Anglo Irish Bank Corp.
5.173%, 6/25/14(c)	EUR	600	861,536
Ardagh Glass Finance PLC
7.125%, 6/15/17(d)		112	147,636

			1,009,172

Netherlands – 0.7%
Koninklijke Philips Electronics NV
5.75%, 5/16/08		470	684,088

Sweden – 0.9%
Skandinaviska Enskilda
5.035%, 10/06/14(c)		600	870,523

United Kingdom – 2.2%
Barclays Bank PLC
Series 3
6.95%, 1/31/08(c)	GBP	500	1,039,583
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(d)	US$	415	401,185
Vodafone Group PLC
5.132%, 1/13/12(c)	EUR	150	216,855
5.70%, 6/15/11(c)	US$	435	433,158

			2,090,781

United States – 10.0%
Altria Group, Inc.
7.75%, 1/15/27		150	186,066
American Express Credit Corp.
5.44%, 2/24/12(c)		435	424,546
Anadarko Petroleum Corp.
6.094%, 9/15/09(c)		435	433,129
Anz Capital Trust III
5.39%, 12/15/53(c)	EUR	600	816,982
Aramark Services Inc.
8.856%, 2/01/15(c)	US$	200	201,000
Bear Stearns Cos Inc.
5.55%, 11/28/11(c)		440	425,007

12	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Capital One Financial
6.004%, 9/10/09(c)	US$	435	$428,394
CIT Group Inc.
5.585%, 4/27/11(c)		440	414,874
Countrywide Home Loans, Inc.
5.126%, 11/24/08(c)	EUR	300	397,627
Echostar DBS Corp.
7.125%, 2/01/16	US$	175	182,875
Edison Mission Energy
7.00%, 5/15/17(d)		115	112,412
Ford Motor Credit Co.
4.95%, 1/15/08(b)		100	99,567
6.625%, 6/16/08		115	114,486
Genworth Financial, Inc.
1.60%, 6/20/11(b)	JPY	22,000	191,057
Goldman Sachs Group, Inc.
5.76%, 10/07/11(c)	US$	435	429,794
Harrah’s Operating Co., Inc
5.625%, 6/01/15		83	64,325
5.75%, 10/01/17		95	70,062
6.50%, 6/01/16		52	41,210
HCA, Inc.
7.58%, 9/15/25(b)		65	53,503
HSBC Finance Corp.
5.44%, 3/12/10(c)		435	431,849
International Lease Finance Co.
5.68%, 7/15/11(c)		435	430,616
5.71%, 7/13/12(c)		435	429,927
Ipalco Enterprises, Inc.
8.375%, 11/14/08(b)		150	152,625
Lehman Brothers Holdings Inc.
5.478%, 1/12/12(c)		440	429,447
5.645%, 5/25/10(c)		435	428,300
Liberty Mutual Group, Inc.
7.80%, 3/15/37(d)		105	98,677
Merrill Lynch & Co Inc.
5.59%, 6/05/12(c)		440	425,842
Morgan Stanley
5.60%, 1/09/12(c)		440	432,915
NRG Energy, Inc.
7.25%, 2/01/14		185	185,000
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15		316	328,692
Washington Mutual Bank
5.78%, 5/20/13(c)		435	403,637
Wells Fargo & Co.
5.183%, 1/24/12(c)		435	431,767

			9,696,210

Total Corporates (cost $14,385,636)			14,552,900

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

BANK LOANS – 9.6%
DaimlerChrysler Financial Services Americas LLC
8.90%, 8/03/12	US$	500	$499,500
Dean Foods Company
6.70%, 4/02/14		498	480,709
Dex Media East LLC
2.00%-6.88%, 10/30/13		500	500,625
First Data Corp.
7.96%, 9/30/14		500	481,060
FirstLight Power Resources, Inc.
9.75%, 5/01/14		1,000	947,500
Generac Acquisition Corp.
7.73%, 11/12/13		495	431,888
Hanesbrands Inc.
6.606%-6.815%, 9/05/13		471	465,597
Infrastrux Group, Inc.
9.253%, 11/05/12		390	370,053
IPC Systems, Inc.
7.448%, 5/11/14		499	456,356
Level 3 Communications
7.493%, 2/13/14		500	486,250
MGM Holdings II
2.25%, 4/08/12		493	471,879
Michaels Stores, Inc.
6.937%-7.625%, 10/31/13		497	474,196
North Las Vegas
7.57%, 4/20/11		79	69,413
11.82%, 4/20/12		500	387,500
Sorenson Communications, Inc.
8.00%, 4/06/14		466	458,308
Talecris Biotherapeutics Holdings Corp.
8.16%-8.38%, 12/06/13		496	495,009
Telesat Canada
7.84%-10.46%, 10/23/14		500	495,445
Texas Competitive Electric Holdings Company, LLC
8.62%, 10/31/14		400	399,956
Thompson Creek Metals Company
9.56%, 10/26/12		372	370,186
United Subcontractors, Inc.
7.66%, 12/27/12		701	575,051

Total Bank Loans (cost $9,819,585)			9,316,481

FIXED RATE 30-YEARS – 9.0%
Federal Gold Loan Mortgage Corp.
Series 2007
7.00%, 2/01/37		1,511	1,568,186

14	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association
Series 2003
5.50%, 6/01/33	US$	1,568	$1,549,288
Series 2004
5.50%, 11/01/34		796	786,300
Series 2005
5.50%, 2/01/35(b)		3,410	3,367,678
Series 2007
5.00%, 8/01/36		1,479	1,420,608

Total Fixed Rate 30-Years (cost $8,691,117)			8,692,060

AGENCY ARMS – 8.8%
Federal Home Loan Mortgage Corp.
Series 2006
5.851%, 12/01/36(c)		2,172	2,192,174
6.035%, 8/01/36(c)		997	1,008,271
6.161%, 12/01/36(c)		542	549,068
Series 2007
5.913%, 4/01/37(c)		844	851,254
5.933%, 2/01/37(c)		554	559,345
6.059%, 3/01/37(c)		521	526,238
Federal National Mortgage Association
Series 2005
4.182%, 3/01/35(c)		528	531,004
Series 2006
5.692%, 12/01/36(c)		881	889,770
5.853%, 11/01/36(c)		724	733,091
Series 2007
5.786%, 8/01/37(c)		291	294,236
6.036%, 2/01/37(c)		366	371,233

Total Agency ARMS (cost $8,466,296)			8,505,684

NON-AGENCY ADJUSTABLE RATES – 3.2%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
5.933%, 12/25/35(c)		196	191,522
Series 2006-OA7, Class 1A1
6.929%, 6/25/46(a)		416	411,824
Series 2007-OA3, Class M1
5.183%, 4/25/47(c)		120	96,406
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1
6.933%, 3/25/36(c)		595	595,381
Morgan Stanley Structered Trust Series 2007-1, Class A2
5.063%, 6/25/37(c)		430	423,147

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	15

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QO7, Class M1
5.541%, 9/25/46(c)	US$	325	$265,603
Wamu Mortgage Pass Through Certificates Series 2007-OA5, Class 1A
5.777%, 6/25/47(c)		618	605,925
Washington Mutual, Inc. Series 2005-AR13, Class B1
5.473%, 10/25/45(c)		201	191,019
Series 2006-AR17, Class B1
5.71%, 12/25/46(c)		299	258,676

Total Non-Agency Adjustable Rates (cost $3,214,623)			3,039,503

HOME EQUITY LOANS - FLOATING RATES – 3.7%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1
5.323%, 4/25/37(c)		175	112,807
HFC Home Equity Loan Asset Backed Certificates Series 2007-2, Class M1
5.308%, 7/20/36(c)		415	332,000
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2
5.033%, 4/25/37(c)		255	241,016
Household Home Equity Loan Trust Series 2006-1, Class M1
5.278%, 1/20/36(c)		287	214,293
Lehman XS Trust Series 2006-18N, Class M2
5.283%, 12/25/36(c)		415	300,257
Series 2007-2N, Class M1
5.213%, 2/25/37(c)		395	325,314
Series 2007-4N, Class M1
5.323%, 3/25/47(c)		400	332,224
Master Asset Backed Securities Trust Series 2006-NC3, Class M1
5.361%, 10/25/36(c)		200	130,640
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A
5.143%, 12/25/35(a)		310	307,832
Morgan Stanley Mortgage Loan Trust Series 2006-11, Class 1A2
6.354%, 8/25/36(a)		200	200,870
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1
5.003%, 4/25/37(c)		380	376,677

16	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Option One Mortgage Loan Trust Series 2007-2, Class M1
5.233%, 3/25/37(c)		135	$91,184
Structured Asset Investment Loan Trust Series 2005-10, Class A3
5.221%, 12/25/35(c)		84	83,808
Wells Fargo Home Equity Trust Series 2004-1, Class 1A
5.173%, 4/25/34(c)	US$	504	492,495

Total Home Equity Loans - Floating Rates (cost $4,150,905)			3,541,417

AGENCY ADJUSTABLE RATES – 1.9%
Freddie Mac Reference REMIC Series 2006-R008, Class FK
5.491%, 7/15/23(c)		1,102	1,098,442
Freddie Mac REMIC Series 2005-3067, Class FA
5.67%, 11/15/35(c)		759	756,020

Total Agency Adjustable Rates (cost $1,864,333)			1,854,462

AGENCIES – 1.5%
Canada Housing 3.70%, 9/15/08(d)	CAD	935	980,233
4.40%, 3/15/08		427	451,748

Total Agencies (cost $1,306,695)			1,431,981

NON-AGENCY ARMS – 1.4%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1
6.221%, 5/25/36(a)	US$	371	374,502
Series 2007-1, Class 21A1 5.727%, 1/25/47(a)		493	493,832
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1
5.95%, 9/25/36(a)		474	479,410

Total Non-Agency ARMS (cost $1,343,503)			1,347,744

HOME EQUITY LOANS - FIXED RATES – 0.2%
Home Equity Mortgage Trust Series 2006-5, Class A1
5.50%, 1/25/37		268	206,110

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Nationstar NIM Trust Series 2007-A, Class A
9.97%, 3/25/37(d)	US$	34	$18,612

Total Home Equity Loans - Fixed Rates (cost $301,352)			224,722

NON-AGENCY FIXED RATES – 0.3%
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1
6.00%, 1/25/37
(cost $248,182)		246	249,789

NON-AGENCY ADJUSTABLE RATE CMBS – 0.5%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD
5.561%, 10/15/21(c)(d)		190	188,477
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1
5.073%, 6/26/35(a)(d)		208	205,640
GS Mortgage Securities Corp. II Series 2007-EOP, Class E
5.562%, 3/06/20(c)(d)		105	101,850

Total Non-Agency Adjustable Rate CMBS (cost $499,824)			495,967

OTHER - FLOATING RATES – 0.1%
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2
5.893%, 4/09/47(c)(d)(e)		280	61,600
Topanga CDO Ltd. Series 2006-2A, Class A1
5.60%, 12/10/46(c)(d)(e)		350	66,500

Total Other - Floating Rates (cost $624,236)			128,100

MUNICIPAL BONDS – 0.1%
Alameda Corridor Transp Auth MBIA
6.60%, 10/01/29 (cost $117,200)		100	112,121

18	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS – 20.3%
Repurchase Agreements – 14.1%
Deutsche Bank, 4.750%, dated 10/31/07, due 11/01/07 in the amount of $13,601,794 (cost $13,600,000; collaterized by $10,585,000 FNMA, 7.250%, due 5/15/30, value $13,760,823)	US$	13,600	$13,600,000

Treasury Bills – 4.5%
Canada Treasury Bills
Zero Coupon, 12/13/07	CAD	1,380	1,453,949
Norway Treasury Bills
Zero Coupon, 12/19/07	NOK	15,900	2,943,994

			4,397,943

Agency Discount Notes – 1.7%
Federal Home Loan Bank
Zero Coupon, 12/19/07	US$	1,700	1,690,162

Total Short-Term Investments (cost $19,472,208)			19,688,105

Total Investments – 99.4%
(cost $96,269,351)			96,255,410
Other assets less liabilities – 0.6%			580,686

Net Assets – 100.0%			$96,836,096

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Japan 10 Yr Bond	4,000,000	December 2007	$4,691,891	$4,715,122	$23,231

Sold Contracts
Canada 10 Yr Bond Future	23,000	December 2007	2,733,510	2,746,171	(12,661)
Long Gilt Future	18,000	December 2007	4,009,972	4,015,960	(5,988)
Long Gilt Future	4,000	December 2007	884,285	892,436	(8,151)
Long Gilt Future	11,000	December 2007	2,432,012	2,454,198	(22,186)
US 10 Yr Treasury Note	1,000	December 2007	109,734	110,015	(281)
US 5 Yr Note	6,000	December 2007	638,813	644,063	(5,250)
US Treasury Bond	3,000	December 2007	336,656	337,781	(1,125)

					$(32,411)

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	19

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/29/07	3,057	$2,798,835	$2,842,673	$43,838
Canadian Dollar settling 11/16/07	455	432,938	481,396	48,458
Canadian Dollar settling 11/16/07	80	79,734	84,514	4,780
Canadian Dollar settling 11/16/07	1,266	1,285,309	1,339,821	54,512
Great British Pound settling 11/28/07	37	74,200	77,226	3,026
Great British Pound settling 11/28/07	46	92,377	94,565	2,188
Japanese Yen settling 12/19/07	6,885	59,075	60,014	939
New Zealand Dollar settling 11/19/07	1,482	1,056,690	1,140,508	83,818
Norwegian Kroner settling 11/13/07	13,428	2,331,598	2,501,529	169,931
Norwegian Kroner settling 11/13/07	1,780	311,956	331,559	19,603

Sale Contracts:
Australian Dollar settling 11/29/07	501	430,954	465,487	(34,533)
Australian Dollar settling 11/29/07	99	88,353	91,742	(3,389)
Australian Dollar settling 11/29/07	3,055	2,702,166	2,841,181	(139,015)
Canadian Dollar settling 11/16/07	1,368	1,299,751	1,448,600	(148,849)
Canadian Dollar settling 11/16/07	428	439,697	453,446	(13,749)
Euro Dollar settling 1/16/08	3,932	5,635,100	5,701,261	(66,161)
Great British Pound settling 11/28/07	75	151,549	155,082	(3,533)
Hungary Forints settling 12/05/07	148,481	834,515	855,115	(20,600)
Japanese Yen settling 11/28/07	944,705	8,207,757	8,214,071	(6,314)
Japanese Yen settling 11/28/07	9,540	81,999	82,953	(954)
New Zealand Dollar settling 11/19/07	1,430	1,017,766	1,100,472	(82,706)
New Zealand Dollar settling 11/19/07	231	175,173	177,521	(2,347)
Norwegian Kroner settling 11/13/07	15,714	2,792,130	2,927,458	(135,328)
Norwegian Kroner settling 11/13/07	175	32,187	32,693	(506)
Swedish Krona settling 11/13/07	6,992	1,029,819	1,101,009	(71,190)
Swedish Krona settling 11/13/07	3,757	578,129	591,574	(13,445)
Swedish Krona settling 12/11/07	29,462	4,520,211	4,641,276	(121,065)
Swiss Franc settling 12/17/07	2,339	1,989,734	2,025,100	(35,366)

(a)	Variable rate coupon, rate shown as of October 31, 2007.

(b)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $4,758,937.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2007.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate market value of these securities amounted to $2,382,822 or 2.5% of net assets.

(e)	Illiquid security, valued at fair value (see note A).

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2007, the Fund’s total exposure to subprime investments was 2.95%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

20	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Portfolio of Investments

Currency	Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro Dollar
GBP	– Great British Pound
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PEN	– Peruvian New Sol
SEK	– Swedish Krona

Glossary:

FNMA	– Federal National Mortgage Association
MBIA	– Municipal Bond Investors Assurance

See	notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $96,269,351)	$96,255,410
Cash	549,121
Foreign cash, at value (cost $2,469)	2,578
Receivable for capital stock sold	1,498,776
Interest receivable	739,296
Receivable for investment securities sold	647,449
Unrealized appreciation of forward currency exchange contracts	431,093
Receivable for variation margin on futures contracts	219,145

Total assets	100,342,868

Liabilities
Payable for investment securities purchased	1,389,178
Unrealized depreciation of forward currency exchange contracts	899,050
Payable for capital stock redeemed	878,199
Dividends payable	119,659
Distribution fee payable	48,882
Advisory fee payable	40,759
Administrative fee payable	35,214
Transfer Agent fee payable	2,948
Accrued expenses and other liabilities	92,883

Total liabilities	3,506,772

Net Assets	$96,836,096

Composition of Net Assets
Capital stock, at par	$10,732
Additional paid-in capital	127,542,250
Undistributed net investment income	83,417
Accumulated net realized loss on investment and foreign currency transactions	(30,251,133)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(549,170)

$96,836,096

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$48,541,697	5,381,373	$9.02	*

B	$27,302,999	3,024,155	$9.03

C	$15,208,246	1,685,320	$9.02

Advisor	$5,529,176	613,270	$9.02

R	$186,584	20,744	$8.99

K	$57,220	6,358	$9.00

I	$10,174	1,130	$9.00

*	The maximum offering price per share for Class A shares was $9.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment Income
Interest		$4,379,253
Expenses
Advisory fee (see Note B)	$418,174
Distribution fee—Class A	99,021
Distribution fee—Class B	337,867
Distribution fee—Class C	125,702
Distribution fee—Class R	274
Distribution fee—Class K	305
Transfer agency—Class A	34,918
Transfer agency—Class B	55,014
Transfer agency—Class C	15,425
Transfer agency—Advisor Class	4,246
Transfer agency—Class R	88
Transfer agency—Class K	232
Transfer agency—Class I	4
Custodian	139,269
Administrative	102,200
Audit	83,160
Registration fees	56,467
Printing	41,376
Directors’ fees	36,376
Legal	26,211
Miscellaneous	10,205

Total expenses	1,586,534
Less: expense offset arrangement (see Note B)	(6,410)

Net expenses		1,580,124

Net investment income		2,799,129

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,256,351
Futures contracts		(93,562)
Swap contracts		5,493
Foreign currency transactions		47,951
Net change in unrealized appreciation/depreciation of:
Investments		(757,637)
Futures contracts		(1,397)
Swap contracts		(4,553)
Foreign currency denominated assets and liabilities		(86,804)

Net gain on investments and foreign currency transactions		3,365,842

Net Increase in Net Assets from Operations		$6,164,971

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2007		Year Ended October 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,799,129		$3,018,419
Net realized gain on investments and foreign currency transactions	4,216,233		5,802,862
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(850,391)		(4,353,662)

Net increase in net assets from operations	6,164,971		4,467,619
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(1,267,558)		(932,443)
Class B	(983,061)		(1,577,682)
Class C	(384,243)		(361,764)
Advisor Class	(166,552)		(87,749)
Class R	(2,268)		(384)
Class K	(4,324)		(1,411)
Class I	(417)		(410)
Net realized gains on investments and foreign currency transactions
Class A	– 0	–	(610,401)
Class B	– 0	–	(1,423,101)
Class C	– 0	–	(291,305)
Advisor Class	– 0	–	(40,818)
Class R	– 0	–	(251)
Class K	– 0	–	(250)
Class I	– 0	–	(249)
Capital Stock Transactions
Net increase (decrease)	14,290,569		(16,829,166)

Total increase (decrease)	17,647,117		(17,689,765)
Net Assets
Beginning of period	79,188,979		96,878,744

End of period (including undistributed/(distributions in excess of) net investment income of $83,417 and ($86,840), respectively)	$96,836,096		$79,188,979

See notes to financial statements.

24	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Global Strategic Income Trust, Inc. (the “Fund”), was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	25

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

26	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	27

Notes to Financial Statements

waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60%, 1.60%, 2.10%, 1.85% and 1.60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2007, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2007, such fees amounted to $106,781.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $55,575 for the year ended October 31, 2007.

For the year ended October 31, 2007, the Fund’s expenses were reduced by $6,410 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,095 from the sale of Class A shares and received $512, $18,745 and $2,454 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,560,008, $1,767,661, $5,253 and $12,338 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a

28	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$80,277,359	$81,616,455
U.S. government securities	21,437,642	23,001,400

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Cost	$96,270,225

Gross unrealized appreciation	$2,209,070
Gross unrealized depreciation	(2,223,885)

Net unrealized depreciation	$(14,815)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	29

Notes to Financial Statements

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less

30	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2007, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement,

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	31

Notes to Financial Statements

for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2007, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of October 31, 2007.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended October 31, 2007, the Fund earned income of $331 from dollar roll transactions.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

32	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

For the year ended October 31, 2007, the Fund had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Class A
Shares sold	2,854,151	696,820	$25,948,465	$5,993,245

Shares issued in reinvestment of dividends and distributions	102,769	130,309	829,326	1,122,142

Shares converted from Class B	490,223	465,429	4,426,193	4,002,270

Shares redeemed	(1,004,714)	(1,139,925)	(9,057,580)	(9,813,690)

Net increase	2,442,429	152,633	$22,146,404	$1,303,967

Class B
Shares sold	314,310	546,877	$2,972,265	$4,698,801

Shares issued in reinvestment of dividends and distributions	69,149	231,207	512,260	1,990,903

Shares converted to Class A	(490,223)	(465,381)	(4,426,193)	(4,002,270)

Shares redeemed	(1,522,452)	(2,496,464)	(13,667,677)	(21,524,182)

Net decrease	(1,629,216)	(2,183,761)	$(14,609,345)	$(18,836,748)

Class C
Shares sold	740,847	323,484	$6,723,834	$2,783,250

Shares issued in reinvestment of dividends and distributions	24,113	45,395	225,262	390,876

Shares redeemed	(359,360)	(409,063)	(3,228,251)	(3,520,597)

Net increase (decrease)	405,600	(40,184)	$3,720,845	$(346,471)

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	33

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006

Advisor Class
Shares sold	747,462	134,901	$6,760,228	$1,156,809

Shares issued in reinvestment of dividends and distributions	16,281	13,698	131,197	117,797

Shares redeemed	(439,791)	(42,464)	(3,934,429)	(364,555)

Net increase	323,952	106,135	$2,956,996	$910,051

Class R
Shares sold	18,880	1,161	$170,407	$9,974

Shares issued in reinvestment of dividends and distributions	184	3	1,655	23

Shares redeemed	(625)	–0–	(5,614)	(3)

Net increase	18,439	1,164	$166,448	$9,994

Class K
Shares sold	8,597	15,110	$78,132	$129,119

Shares issued in reinvestment of dividends and distributions	444	107	3,990	922

Shares redeemed	(19,038)	–0–	(172,901)	–0–

Net increase (decrease)	(9,997)	15,217	$(90,779)	$130,041

Class I
Shares sold	–0–	–0–	$–0–	$–0–

Shares redeemed	–0–	–0–	–0–	–0–

Net increase	–0–	–0–	$–0–	$–0–

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

34	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,808,423	$5,328,218

Total taxable distributions	2,808,423	5,328,218

Total distributions paid	$2,808,423	$5,328,218

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	35

Notes to Financial Statements

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$800,059
Accumulated capital and other losses	(31,334,602	)(a)
Unrealized appreciation/(depreciation)	(62,684	)(b)

Total accumulated earnings/(deficit)	$(30,597,227	)(c)

(a)

On October 31, 2007 the Fund had a net capital loss carryforward of $30,270,513 of which $6,449,342 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $4,051,052. For the year ended October 31, 2007, the cumulative deferred loss on straddles was $1,064,089.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to foreign currency transactions, the tax treatment of swaps, and a premium adjustment on the sale of securities resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court

36	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	37

Notes to Financial Statements

tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE K

Subsequent Event

Effective November 5, 2007 the Fund’s new name is AllianceBernstein Diversified Yield Fund. Also effective November 5, 2007, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to .90%, 1.60%, 1.60% .60%, 1.10%, .85% and .60% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

38	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.62	$ 8.70	$ 8.63	$ 8.65	$ 7.75

Income From Investment Operations
Net investment income(b)	.34	.34	.39	.48	(c)	.55
Net realized and unrealized gain on investment and foreign currency transactions	.40	.14	.09	.02	.93

Net increase in net asset value from operations	.74	.48	.48	.50	1.48

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.34)	(.41)	(.52)	(.29)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.34)	(.56)	(.41)	(.52)	(.58)

Net asset value, end of period	$ 9.02	$ 8.62	$ 8.70	$ 8.63	$ 8.65

Total Return
Total investment return based on net asset value(d)	8.60	%*	5.61%	5.67%	5.89%	19.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,542	$25,348	$24,250	$29,465	$37,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47%	1.78	%(e)	1.54%	1.43%	1.60%
Expenses, before waivers/reimbursements	1.47%	1.78	%(e)	1.54%	1.60%	1.60%
Expenses, before waivers/reimbursements excluding interest expense	1.47%	1.72	%(e)	1.54%	1.60%	1.60%
Net investment income	3.81%	3.93	%(e)	4.65%	5.83	%(c)	6.50%
Portfolio turnover rate	134%	169%	98%	106%	155%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.63	$ 8.70	$ 8.63	$ 8.65	$ 7.74

Income From Investment Operations
Net investment income(b)	.26	.28	.32	.41	(c)	.48
Net realized and unrealized gain on investment and foreign currency transactions	.41	.14	.10	.02	.95

Net increase in net asset value from operations	.67	.42	.42	.43	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.27)	(.35)	(.45)	(.27)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.25)

Total dividends and distributions	(.27)	(.49)	(.35)	(.45)	(.52)

Net asset value, end of period	$ 9.03	$ 8.63	$ 8.70	$ 8.63	$ 8.65

Total Return
Total investment return based on net asset value(d)	7.77	%*	4.96%	4.92%	5.13%	18.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,303	$40,136	$59,513	$84,385	$115,414
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.28%	2.50	%(e)	2.25%	2.15%	2.31%
Expenses, before waivers/reimbursements	2.28%	2.50	%(e)	2.25%	2.32%	2.31%
Expenses, before waivers/reimbursements excluding interest expense	2.28%	2.45	%(e)	2.25%	2.32%	2.31%
Net investment income	2.93%	3.24	%(e)	3.94%	5.12	%(c)	5.83%
Portfolio turnover rate	134%	169%	98%	106%	155%

See footnote summary on page 46.

40	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.63	$ 8.71	$ 8.64	$ 8.65	$ 7.75

Income From Investment Operations
Net investment income(b)	.27	.28	.33	.40	(c)	.50
Net realized and unrealized gain on investment and foreign currency transactions	.39	.14	.09	.04	.92

Net increase in net asset value from operations	.66	.42	.42	.44	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.28)	(.35)	(.45)	(.28)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.27)	(.50)	(.35)	(.45)	(.52)

Net asset value, end of period	$ 9.02	$ 8.63	$ 8.71	$ 8.64	$ 8.65

Total Return
Total investment return based on net asset value(d)	7.69	%*	4.86%	4.93%	5.25%	18.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,208	$11,040	$11,492	$14,094	$21,175
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20%	2.49	%(e)	2.25%	2.14%	2.30%
Expenses, before waivers/reimbursements	2.20%	2.49	%(e)	2.25%	2.31%	2.30%
Expenses, before waivers/reimbursements excluding interest expense	2.20%	2.44	%(e)	2.25%	2.31%	2.30%
Net investment income	3.03%	3.22	%(e)	3.94%	5.14	%(c)	5.81%
Portfolio turnover rate	134%	169%	98%	106%	155%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.62	$ 8.70	$ 8.63	$ 8.65	$ 7.74

Income From Investment Operations
Net investment income(b)	.37	.36	.47	.47	(c)	.57
Net realized and unrealized gain on investment and foreign currency transactions	.39	.14	.04	.05	.95

Net increase in net asset value from operations	.76	.50	.51	.52	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.36)	(.44)	(.54)	(.34)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.27)

Total dividends and distributions	(.36)	(.58)	(.44)	(.54)	(.61)

Net asset value, end of period	$ 9.02	$ 8.62	$ 8.70	$ 8.63	$ 8.65

Total Return
Total investment return based on net asset value(d)	8.89	%*	5.94%	6.01%	6.21%	20.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,529	$2,494	$1,594	$900	$1,483
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.49	%(e)	1.26%	1.13%	1.30%
Expenses, before waivers/reimbursements	1.14%	1.49	%(e)	1.26%	1.30%	1.30%
Expenses, before waivers/reimbursements excluding interest expense	1.14%	1.44	%(e)	1.26%	1.30%	1.30%
Net investment income	4.00%	4.17	%(e)	4.93%	6.15	%(c)	6.84%
Portfolio turnover rate	134%	169%	98%	106%	155%

See footnote summary on page 46.

42	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	March 1, 2005(f) to October 31, 2005
2007	2006

Net asset value, beginning of period	$ 8.61	$ 8.69	$ 8.85

Income From Investment Operations
Net investment income(b)	.35	.31	.25
Net realized and unrealized gain (loss) on investment and foreign currency investment transactions	.34	.14	(.15)

Net increase in net asset value from operations	.69	.45	.10

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.31)	(.26)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–

Total dividends and distributions	(.31)	(.53)	(.26)

Net asset value, end of period	$ 8.99	$ 8.61	$ 8.69

Total Return
Total investment return based on net asset value(d)	8.15	%*	5.32%	1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$187	$20	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58%	2.03	%(e)	1.94	%(g)
Expenses, before waivers/reimbursements	1.58%	2.03	%(e)	1.94	%(g)
Expenses, before waivers/reimbursements excluding interest expense	1.58%	1.98	%(e)	1.94	%(g)
Net investment income	4.08%	3.64	%(e)	4.25	%(g)
Portfolio turnover rate	134%	169%	98%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	March 1, 2005(f) to October 31, 2005
2007	2006

Net asset value, beginning of period	$ 8.61	$ 8.69	$ 8.85

Income From Investment Operations
Net investment income(b)	.32	.29	.27
Net realized and unrealized gain (loss) on investment and foreign currency investment transactions	.40	.19	(.15)

Net increase in net asset value from operations	.72	.48	.12

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.34)	(.28)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–

Total dividends and distributions	(.33)	(.56)	(.28)

Net asset value, end of period	$ 9.00	$ 8.61	$ 8.69

Total Return
Total investment return based on net asset value(d)	8.46	%*	5.61%	1.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57	$141	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59%	1.80	%(e)	1.63	%(g)
Expenses, before waivers/reimbursements	1.59%	1.80	%(e)	1.63	%(g)
Expenses, before waivers/reimbursements excluding interest expense	1.59%	1.75	%(e)	1.63	%(g)
Net investment income	3.47%	3.63	%(e)	4.55	%(g)
Portfolio turnover rate	134%	169%	98%

See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	March 1, 2005(f) to October 31, 2005
2007	2006

Net asset value, beginning of period	$ 8.61	$ 8.69	$ 8.85

Income From Investment Operations
Net investment income(b)	.36	.37	.29
Net realized and unrealized gain (loss) on investment and foreign currency investment transactions	.40	.14	(.15)

Net increase in net asset value from operations	.76	.51	.14

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.37)	(.30)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(.22)	– 0	–

Total dividends and distributions	(.37)	(.59)	(.30)

Net asset value, end of period	$ 9.00	$ 8.61	$ 8.69

Total Return
Total investment return based on net asset value(d)	8.92	%*	5.95%	1.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.46	%(e)	1.30	%(g)
Expenses, before waivers/reimbursements	1.14%	1.46	%(e)	1.30	%(g)
Expenses, before waivers/reimbursements excluding interest expense	1.14%	1.41	%(e)	1.30	%(g)
Net investment income	4.06%	4.25	%(e)	4.88	%(g)
Portfolio turnover rate	134%	169%	98%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	45

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b)	Based on average shares outstanding.

(c)	Net of waivers/reimbursement by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the WorldCom class action settlement, which enhanced the performance of each share class for the year ended October 31, 2007 by 4.31%.

46	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global Strategic Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Strategic Income Trust, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Strategic Income Trust, Inc. at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	47

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For foreign shareholders, the Fund designates 52.3% of its ordinary dividends as qualified interest income.

48	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon, Vice President

Gershon M. Distenfeld, Vice President

Michael L. Mon, Vice President

Douglas J. Peebles, Vice President

Matthew S. Sheridan, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Mr. Douglas J. Peebles, Mr. Paul J. DeNoon, Mr. Gershon M. Distenfeld, Mr. Michael L. Mon and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	49

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	106	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,## Chairman of the Board 75 (1995)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	108	None

David H. Dievler, # 78 (1995)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	107	None

50	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1995)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	106	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	106	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	106	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	51

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	106	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	106	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	106	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Paul J. DeNoon 45	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Gershon M. Distenfeld 32	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Michael L. Mon 38	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Douglas J. Peebles 42	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Matthew S. Sheridan 32	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2002.

Vincent S. Noto 43	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	53

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Strategic Income Trust, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1	It should be noted that Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Board of Directors approved a fixed-income fund realignment pursuant to which the Fund will expand its non-fundamental investment policies, implement expense caps for its share classes and change its name to AllianceBernstein Global Diversified Yield Fund. Note that the changes were completed on November 5, 2007.

54	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$94.1	Global Strategic Income Trust, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,800 (0.011% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. It should be noted that the Fund was operating below its expense cap for the most recent semi-annual period. Accordingly, the expense limitation undertaking of the Fund was of no effect. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Global Strategic Income Trust, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	1.60% 1.90% 2.60% 2.60% 2.10% 1.85% 1.60%	1.38% 1.68% 2.43% 2.40% 1.90% 1.69% 1.27%	October 31

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
5	It should be noted that all share classes of the Fund were operating below their expense caps for the most recent semi-annual period. Accordingly, the expense undertaking limitations of those classes were of no effect.

6	The Adviser lowered the Fund’s expense caps effective November 5, 2007. The new expense caps are 0.60%, 0.90%, 1.60%, 1.60%, 1.10%, 0.85% and 0.60% for Classes Advisor, A, B, C, R, K and I, respectively.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	55

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

56	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2007 net assets.

Fund	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Strategic Income Trust, Inc.	$94.1	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.330%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[8]
Global Strategic Income
Class A	1.10%
Class I (Institutional)	0.55%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.9

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	57

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.10 An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Group Median (%)	Rank
Global Strategic Income Trust, Inc.	0.500	0.596	2/8

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.12 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below:

Fund	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Strategic Income Trust, Inc.	1.716	1.133	8/8	1.009	25/25
Pro-forma[14]	0.900	1.133	1/8	1.009	3/25

Based on this analysis, the Fund has a more favorable ranking on a pro-forma total expense ratio basis than on a management fee basis.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

14	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s new expense limitation undertaking related to the fixed-income fund realignment been in effect for the full fiscal year.

58	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.040% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,866, $683,614 and $30,030 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	59

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $61,079 in fees from the Fund.16

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $3,980 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

60	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2007.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.77	6.37	5.88	2/8	3/30
3 year	7.85	5.79	6.22	1/7	3/27
5 year	9.75	8.60	9.07	1/6	6/25
10 year	5.62	5.04	5.61	1/5	10/19

19	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	61

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Strategic Income Trust, Inc.	9.77	7.85	9.75	5.62	7.70	6.09	0.31	10
Lehman Brothers Global Aggregate Bond Index (USD hedged)	4.66	4.38	4.42	5.75	6.06	2.71	0.72	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The benchmark’s since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

24	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Corporate Bond Portfolio

Diversified Yield Fund*

Emerging Market Debt Fund

Global Bond Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST •	63

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GSIT-0151-1007
                                    [GRAPHIC]

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Strategic Income Trust	2006	$59,000	$5,721	$18,025
	2007	$62,500	$5,576	$19,100

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Strategic Income Trust	2006	$1,033,635	$155,261
			$(137,236)
			$(18,025)
	2007	$915,431	$144,196
			$(125,096)
			$(19,100)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Diversified Yield Fund, Inc

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: December 27, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 27, 2007